SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) March 25, 2011

INDUSTRY CONCEPT HOLDINGS INC.
 (Exact Name of Issuer as specified in its charter)

Colorado	000-53099	20-8510684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 East Prentice Avenue, Penthouse Suite
Greenwood Village, Colorado 80111
(Address of principal executive offices including zip code)

310-295-8695
 (Registrant's telephone number, including area code)

4501 E 50th St.
Vernon CA 90058

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

       References in this document to "us," "we," or "the Company" refer to Industry Concept Holdings, Inc. and its subsidiaries.

Item 5.02 Departure of Director

    Mr.  Vincent Montenegro  a Director, has resigned from all offices, effective immediately.  A copy of his resignation letter is attached. We have selected a replacement at this time.

Item 9.01 Exhibit

Exhibit No.	Description

99.1	Resignation lette from Vincent Montenegro

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011		Industry Concept Holdings, Inc.
	By:	/s/ Matthew Milonas
Matthew Milonas, President